Exhibit 99.1

Nasdaq: HOFV Investment Presentation | January 2021

Disclaimer This presentation has been prepared by the Company solely for informational purposes . This presentation and related discussion shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction . Forward - Looking Statements This presentation, and the accompanying oral presentation, contain forward - looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 about us that involve substantial risks and uncertainties . In some cases, you can identify forward - looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “going to,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “propose”, “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions . Future - looking statements in this presentation include, but are not limited to, statements about : the benefits of the business combination ; the future financial performance of the Company ‘s following the business combination ; changes in the market in which the Company competes ; expansion and other plans and opportunities ; the effect of the COVID - 19 pandemic on the Company’s business ; the Company’s ability to raise financing in the future ; the possibility of sports betting becoming legal in Ohio ; and the Company ‘s ability to maintain the listing of its common stock on Nasdaq following the business combination . These statements are based on the current expectations of the Company’s management and are not predictions of actual performance . These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially . These risks and uncertainties include, but are not limited to the inability to recognize the anticipated benefits of the business combination ; costs related to the business combination ; the C ompany’s ability to manage growth ; the C ompany’s ability to execute its business plan and meet its projections ; potential litigation involving the C ompany ; changes in applicable laws or regulations ; the potential adverse effect of the COVID - 19 pandemic on capital markets, general economic conditions, unemployment and the C ompany’s liquidity, operations and personnel . Additional information and “Risk Factors” are available in other filings that we make from time to time with the SEC . In addition, the forward - looking statements in this presentation relate only to events as of the date on which the statements are made and are based on information available to us as of the date of this presentation . We undertake no obligation to update any forward - looking statements made in this presentation to reflect events or circumstances after the date of this presentation . Use of Non - GAAP Financial Measures This presentation includes projected Adjusted EBITDA , which is a non - GAAP financial measure . “EBITDA” means net income (loss) before interest expense, income taxes and depreciation and amortization . “Adjusted EBITDA” means EBITDA adjusted for items that are not part of regular operating activities . Th i s non - GAAP financial measure is not a measure of financial performance in accordance with U . S . generally accepted accounting principles (“GAAP”) and may exclude items that are significant in understanding and assessing financial results . Th i s non - GAAP financial measure may be different than similarly titled measures used by other companies . We have presented this non - GAAP financial measure in this presentation because we consider it a key measures used by the Company’s management to understand and evaluate the Company’s operating performance and trends, to prepare and approve the Company’s annual budget and to develop short - term and long - term operational plans, and believe that this measure is frequently used by analysts, investors and other interested parties in the evaluation of companies . Projected a djusted EBITDA does not represent, and should not be considered as, an alternative to net income or cash flows from operations, each as determined in accordance with GAAP . We are unable to reconcile forward - looking projections of adjusted EBITDA to its nearest GAAP measure because the nearest GAAP measure is not accessible on a forward - looking basis . 2 Disclaimer

3 Investment Highlights

Progress & Achievements

MILESTONES




CUNNINGHAM


"THE DUKE"
Wilson
NFL

September 2019
Signed *merger agreement* with Gordon Pointe Acquisition Corp.

October 2019
NFL owners authorize investment of *$10 million in company*

January 2020
Announced deal with Hilton to brand two hotels, including DoubleTree by Hilton Canton Downtown (opened Nov. 2020)

April 2020
Signed new deal with *NFL Alumni Association*

July 2020
Successfully took the company public and *began trading on the Nasdaq as HOFV*

August 2020
Completed acquisition of majority interest in The Crown League, now branded as *Hall of Fantasy League*

September 2020
Broke ground on *Constellation Center for Excellence*, first new Phase II asset on Hall of Fame Village powered by Johnson Controls campus

November 2020
Opened DoubleTree by Hilton Canton Downtown, first Phase II asset to open; already generating revenue

November 2020
Closed *Public Equity Offering, raising* $25M in new capital (Subsequent closing of $3.7M over-allotment in December)

December 2020
Announced *$40M Loan with Aquarian Holdings*, successfully repaid balance of existing bridge loan

December 2020
IRG (HOFV's largest shareholder) *converted ~$15M of Debt into Equity*

HALL OF FAME
RESORT & ENTERTAINMENT CO.

4

5 Mike Crawford President & CEO Jason Krom CFO Anne Graffice Executive Vice President, Public Affairs Mike Levy President of Operations, Hall of Fame Village Tara Charnes General Counsel Lisa Gould Vice President, Human Resources Olivia Steier Executive Vice President, Media Content Development / Distribution Erica Muhleman Executive Vice President, New Business Development / Marketing & Sales OVER 165 YEARS COMBINED EXPERIENCE WITH TOP BRANDS Leadership Team Scott Langerman Executive Vice President, Media Business Development

6 THEMED, EXPERIENTIAL DESTINATION ASSETS Themed Attractions Hospitality Live Entertainment MEDIA Original Content Youth Sports Sponsorships GAMING Fantasy Sports eGaming Sports Betting A MULTI - DIMENSIONAL SPORTS & ENTERTAINMENT COMPANY + + What We Are

7 Our Approach

HALL OF FAME VILLAGE powered by Johnson Controls

Destination-Based Entertainment Assets

OVERVIEW



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7
6
9
8
2
1
4
5

(Artistic Rendition)

LOCATED WITHIN AN OPPORTUNITY ZONE & OHIO'S ONLY TOURISM DEVELOPMENT DISTRICT | JUMP TO APPENDIX

Phase I

Completed • $250M Assets already created

1. Pro Football Hall of Fame
2. Tom Benson HOF Stadium
3. National Youth Football & Sports Complex

HOF Village Media*

Phase II**

4. HOF Indoor Waterpark
5. The Eleven, a Hilton Tapestry Hotel
6. Constellation Center for Excellence
7. Center for Performance
8. Retail Promenade
9. Play-action Plaza

Phase III

Up to *$300 Million in new assets* across *600 acres* of available land.[1]

May include a potential mix of residential space, additional attractions, entertainment, dining, merchandise and more.

1: Jump to Public Financing Opportunity slide in Appendix

HALL OF FAME RESORT & ENTERTAINMENT CO.

*HOF Village Media is not a physical part of the Hall of Fame Village powered by Johnson Controls, but is a Phase I asset of the company.

**DoubleTree by Hilton hotel opened in downtown Canton in November 2020.

8

Events & Live Entertainment

EVENT STRATEGY & GROWTH

HOSTED 73 TOTAL EVENTS IN 2019, INCLUDING STADIUM, YOUTH SPORTS AND PRIVATE EVENTS.



TOM BENSON HALL OF FAME STADIUM

- Live events, concerts, and performances
- Weddings, corporate retreats, indoor/outdoor parties



NATIONAL YOUTH FOOTBALL & SPORTS COMPLEX

- Youth sporting events and tournaments
- Sports academies and athletic clinics
- More planned throughout the U.S.



CENTER FOR PERFORMANCE[1]

- Field house for indoor sporting events
- NFL Alumni Academy sports/events
- Convention space for events



CONSTELLATION CENTER FOR EXCELLENCE[1]

- Meetings and speaking engagements



PREMIUM HOTELS[1]

- Meetings, conventions and banquets



INDOOR WATERPARK[1]

- Event and private party rentals



PLAY-ACTION PLAZA[1]

- Green space for recreation, events and informal gatherings



RETAIL PROMENADE[1]

- Private event rentals
- Indoor entertainment bookings
- Outdoor festivals

(1) Scheduled to open in Phase II Development

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10 We have built a roster of world - class partners to guide the development of our physical assets and assist in leveraging the power of pro football into unique and immersive experiences across a wide range of platforms. OPERATIONAL CURRENT PARTNERSHIPS Partnerships RETAIL CONTENT CONSTRUCTION | DELIVERY

Hall of Fame Village Media

CURRENT & FUTURE LANDSCAPE







CONTENT DISTRIBUTION OPPORTUNITIES[2]

SOCIAL MEDIA

BROADCAST OVER-THE-TOP

STREAMING

BRAND PARTNERSHIPS WITH NFL ALUMNI ASSOCIATION & PRO FOOTBALL HALL OF FAME

allow direct access to ***Exclusive Content & Largest Collection of Football Memorabilia*** *in the world* [1]

- By 2023, revenues for the global entertainment and media industry are expected to reach $2.6 trillion and *digital revenues will account for over 60% of total revenue in the media & entertainment industry.* [3]
- Virtual reality (VR) and over-the-top video (including streaming services like Netflix and Amazon Video) will see the most annual growth between 2018 and 2023. [3]

1. Nearly 50 Million Pieces - consisting of documents, photographs, video and artifacts
2. Target distribution opportunities based on management estimates.
3. Source: "PwC Global Entertainment & Media Outlook: 2019-2023" | pwc.com/outlook

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HALL OF FAME RESORT & ENTERTAINMENT CO.

Hall of Fame Village Media

CURRENT CONTENT PARTNERSHIPS

The NFL Alumni Association Academy provides an exclusive opportunity to develop *content featuring Hall of Famers and NFL alumni* working with today's generation of football prospects as they begin their journey into the league.

It's the *largest youth football championship event in the world* and it's right here at Tom Benson Hall of Fame Stadium. Teams of all ages and from all over the globe come to Canton to prove they are the best.

Hall of Trivia, HOFV's live weekly football, fantasy & sports – themed trivia and entertainment *show airs exclusively on the HQ Trivia App* every Thursday at 8PM EST.

HOFV has signed a media partnership agreement with WaV and Sports Illustrated Studios to produce an exclusive, original *docuseries centered on the NFL Alumni Academy*, the NFL Alumni Association's player development program.



ARTIST PAUL GERBEN

Hall of Fame Village powered by Johnson Controls has partnered with *renowned artist Paul Gerben,* of New York, on four portraits of Hall of Famers.

Tom Benson Hall of Fame Stadium hosted the *inaugural Black College Football Hall of Fame Classic* in 2019 and will host again in 2021.

HALL OF FAME
RESORT & ENTERTAINMENT CO.

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Hall of Fame Village Gaming

HALL OF TRIVIA


HALL OF
TRIVIA
ON HQ
THURSDAY 8P ET


CURTIS
MARTIN
NFL HOFer


HQ
Jeff Eisenband

BUILDING RECOGNITION

- Hall of Trivia airs on HQ Trivia app each Thursday before weekly NFL game
- ~50-60k recent weekly viewership
- Ahead of 2021 launch, getting Hall of Fantasy League (HOFL) name exposure

EXPOSURE FOR TOTAL COMPANY

- CEO weekly video participation
- Board Member Curtis Martin participated, reading a question and answer as part of November 5th, 2020 show
- Forum for company and project progress
- Fan engagement and brand building for HOFL, HQ Trivia, and HOFV platform

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HALL OF FAME
RESORT & ENTERTAINMENT CO.

14 HOFV’s Partnership with NFL Alumni Association • The partnership enables the NFL Alumni Association to locate their NFL Alumni Academy complex and its related facilities and projects at the HOFV campus. • The NFL Alumni Association’s national headquarters and the NFL Academy Complex to include multipurpose facilities: • Offices • Training facilities • Practice fields • Player housing & dining facilities ABOUT THE NATIONAL FOOTBALL LEAGUE'S ALUMNI ASSOCIATION "NFL ALUMNI” NFL Alumni Association consists of former NFL players, coaches, executives, spouses, cheerleaders, and associate members. MISSION: "Caring for our Own" is to serve, assist and inform its members and their families. NFL Alumni Association is also committed to serving the needs of youths across the country through its traditional mission of "Caring for Kids" NFL ALUMNI ASSOCIATION Partnerships

Partnerships

NFL ALUMNI ACADEMY



Jason La Canfora

CBS Sports Insider @JasonLaCanfora

NFL Alumni Academy deserves more attention

With all this talk about bubbles and expanding the time it takes to allow a free agent signed outside a current NFL team to enter a team facility, I am baffled as to why more is not being done to expand a program already being run at the Hall of Fame in Canton, Ohio.

The NFL Alumni Academy had been operating for weeks there, with potential practice squad players and young veteran free agents receiving daily housing, meals and training by former NFL star players and coaches. The program has focused primarily on linemen and running backs, with long time athletic trainer Chip Smith providing conditioning and strength training daily at the performance center near the HOF and coaches like Mike Tice and Anthony Munoz providing on-field training at the stadium and surrounding fields. [...]

NFL Alumni Academy kicked off during 2020 NFL season

- Successfully launched Academy in Canton, Ohio despite pressures from COVID-19
- Focus on three position groups for first year: Offensive Linemen, Defensive Linemen, Running Backs; will expand in future years
- Signed Media Agreement with Sports Illustrated Studios to produce a docuseries based on the Academy
- Social Media presence helps to enhance HOFV’s visibility
- Utilizing HOFV assets like Tom Benson Stadium and DoubleTree

Success Stories

- 30+ participants
- Well-known coaches prepare athletes for realizing their NFL dreams
- Have had 10+ players signed to NFL team rosters

HALL OF FAME
RESORT & ENTERTAINMENT CO.

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16 FRANCHISE OWNERSHIP GROUP FANTASY SPORTS Hall of Fame Village Gaming 1. Orbis Research. “Global Fantasy Sports Industry 2014 Market Research Report.” QY Research, 13 Apr. 2019. 2. Orbis Research. “Signed two new sponsorship agreements” INDUSTRY OUTLOOK • In 2018, global market for Fantasy Sports was $13.9 billion 1 • Global markets expected to reach $33.2 billion by the end of 2025 , a CAGR of 13.2% through 2025 2 OUR APPROACH • HOFREco entered the high - growth vertical of fantasy sports with the acquisition of a majority interest in The Crown League , now rebranded to Hall of Fantasy League , the first professional fantasy football league • Connecting fans of all levels to fantasy football experts to engage in authentic and meaningful ways • The league, launching in Fall 2021 , will have geo - based franchises professionally managed with ownership and influence from the public • Potential for i ndustry expertise provided by experienced fantasy analysts, NFL Hall of Famers and NFL Alumni FRONT OFFICE General Manager + Ambassador Coaches

17 Committed sponsors represent over $120M of value. Projecting $28M of annual Sponsorship Revenue in 2026. 1 1. Sponsorship projections based on benchmarks from similar industries and venues and includes extrapolations of growth as assets are developed and attendance and market share of audience are contemplated to increase. FOUNDING PARTNER & OFFICIAL NAMING RIGHTS PARTNER OFFICIAL ENERGY PARTNER OFFICIAL PROCESSING & PAYMENT SOLUTIONS PARTNER OFFICIAL SOFT DRINK, WATER & SPORTS HYDRATION PARTNER PREFERRED WASTE & RECYCLING PARTNER WORLD BOWL & YOUTH CHAMPIONSHIP OFFICIAL PARTNER CURRENT SPONSORSHIPS Sponsorships NOTE: Does not include two new sponsorship agreements signed since COVID - 19, including printing and signage companies.

18 FINANCIALS Destination - Based/Physical Assets Offsite & Non - Physical Assets Synergistic Revenue Enhancement Stadium Waterpark Hotels Play - action Plaza & Retail Youth Sports Centers for Excellence & Performance Sports Betting & Fantasy Sports Sponsorships & Media CREATING A MULTI - DIMENSIONAL ENTERTAINMENT & MEDIA COMPANY Present & Future Revenue Streams

59.6% 40.4% 19 HALL OF FAME VILLAGE GAMING 1. Pro Forma using September 30 , 2020 actual Notes Payable as starting point ; Gives effect to refinancing of $ 35 M bridge loan with replacement $ 40 M Aquarian loan, which closed 12 / 1 / 2020 , and ~ $ 14 M conversion of Debt to Equity through agreement with IRG ; excludes net $ 7 . 4 M in PIPE Convertible Notes and $ 8 . 1 M in TIF loan (long - term) 2. Per Company Filings 3. Net Tangible Book Value Pro Forma : September 30 , 2020 starting point, includes impact of November Equity Raise, subsequent Over - Allotment, and IRG conversion (no exercise of warrants assumed) Net Debt 1 (~$84.4M) Equity (~$124.4M) Total Enterprise Value: $209M 1 Pro Forma Debt Profile 1 Financial Highlights Assumes 64.1M Sh. Out @ $1.94/Sh. (1/8/21 Closing Price) Net tangible book value ~$185 million 3 ($2.88 per share) $280 million of capital invested to date Aquarian Loan $40.0 DoubleTree Loan $14.7 Constellation EME $9.9 Government Loans $9.4 JKP $6.9 Naming Rights (JCI) $3.5 Total: $84.4 (in USD $M) Summary Financial Snapshot Income Statement 2 (in USD$M) Nine Months Ended September 30, 2020 (Unaudited) Year Ended December 31, 2019 Total Revenues $5.3 $7.9 Total Operating Expenses $27.6 $40.8 Loss from Operations ($22.2) ($33.0) Total Other Expenses ($34.6) ($22.9) Net Loss ($56.8) ($55.9) 17.4 million initial warrants ($11.50/ share); 1.421333 shares each 30.6 million warrants from Raise, Over - Allotment, & IRG Conversion ($1.40/share)

20 Honor the Past , Inspire the Future

21 Appendix

COVID-19

CONTINUED MOMENTUM

The global COVID-19 crisis delayed, but did not stop, our progress.

Priorities remain safety of guests and team members

- Pro Football Hall of Fame *museum closed* (has since *reopened*)
- *Enshrinement* and Hall of Fame *Game delayed* to 2021
- Youth sports *tournaments delayed and canceled*
- Internal team *working remotely* | *furloughed* some staff at the outset of the pandemic


MICHAEL CRAWFORD



Despite COVID-19 headwinds, able to advance each vertical

- Corporate: Finalized merger | Successful Equity Offering raising $28.7M | Loan with Aquarian for $40M | Signed 3 New Sponsorships
- Destination-Based Assets: Broke ground on Constellation Center for Excellence | Opened DoubleTree by Hilton Canton Downtown | NFL Alumni Academy at Tom Benson Stadium | Deals with Shula's and TopGolf
- Media: Continue to build the team, signed media deal with SI Studios for NFL Alumni Academy | Hall of Trivia on HQ
- Gaming: Rebranded Fantasy league to Hall of Fantasy League | Announced 2021 launch

HOFL
HALL OF FANTASY LEAGUE

HALL OF FAME
RESORT & ENTERTAINMENT CO.

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23 Tony Buzzelli, CPA AUDIT COMMITTEE CHAIR Deloitte & Touche Somerset, VA Michael Crawford CHAIRMAN OF THE BOARD President & CEO, HOFREco Canton, OH David Dennis Retired, KPMG Longwood, FL Jim Dolan VICE CHAIRMAN CEO, Voyager Holdings II, LLC Naples, FL Karl Holz NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHAIR Karl Holz Advisors, LLC Orlando, FL Stuart Lichter President and Chairman, IRG Los Angeles, CA Curtis Martin Pro Football Hall of Famer New York , NY Mary Owen Life Trustee, Ralph C. Wilson, Jr. Foundation Trophy Club, TX Edward Roth President and CEO, Aultman Health Foundation Canton, OH Kimberly Schaefer COMPENSATION COMMITTEE CHAIR President, Two Bit Circus Los Angeles, CA EXCEPTIONAL LEADERSHIP Board of Directors Lisa Roy Vice President, Commercial Sales, BSNA Johnson Controls Lafayette, LA

24 185+ Million NFL fans globally and growing. Statista, 2015 NFL Commissioner Roger Goodell has targeted $25 billion in revenue by 2027, an annual growth rate of 6% from 2018’s $15 billion. Bloomberg, 2018 In 2019, television viewership increased 5% to 16.5 million per game, up from 15.8 million in 2018. CNBC, December 2019 Viewership of NFL games on digital platforms increased 51% f or the 2019 season. Television News Daily, 2020 The Power of Pro Football

Our unique position and multimedia approach makes us fully poised to capitalize on the Power of Pro Football. NEW, INTERACTIVE EXPERIENCES AND CONTENT FOR THE WORLD'S MOST LOYAL FANS ACCESS TO UNPRECEDENTED PARTNERSHIPS INTEGRATED DESTINATION + MEDIA + GAMING MULTIPLE POINTS OF MONETIZATION WITHIN EACH BUSINESS VERTICAL ABILITY TO CREATE UNLIMITED CONTENT 25 Competitive Advantage

26 Dallas Cowboys 1,289 Washington 1,101 Jacksonville Jaguars 1,014 Green Bay Packers 1,154 Atlanta Falcons 1,099 Detroit Lions 1,011 NY Giants 1,143 Baltimore Ravens 1,091 Arizona Cardinals 1,000 Philadelphia Eagles 1,139 New England Patriots 1,086 Chicago Bears 991 Buffalo Bills 1,123 San Francisco 49ers 1,080 Pittsburgh Steelers 986 Carolina Panthers 1,122 Houston Texans 1,076 Indianapolis Colts 965 New Orleans Saints 1,117 Cleveland Browns 1,075 Las Vegas Raiders 950 NY Jets 1,116 Minnesota Vikings 1,070 Tampa Bay Buccaneers 949 Kansas City Chiefs 1,115 Miami Dolphins 1,066 Cincinnati Bengals 907 Denver Broncos 1,104 Los Angeles Rams 1,063 Los Angeles Chargers 760 Seattle Seahawks 1,102 Tennessee Titans 1,047 2019 Total Attendance per NFL Team (figures in thousands) Nearly half of NFL franchises are located within an 8 - hour drive, representing $6.4 billion in annual revenues. 1 32 million people live within a 5 - hour drive of Hall of Fame Village powered by Johnson Controls . Akron/Canton Airport provides direct flights to 10 major cities. 1 Source: ESPN Teams in gold are located within 8 - hour drive of location STRATEGIC LOCATION TAPS INTO FOOTBALL FANDOM Why Canton? Gold area represents an 8 - hour drive radius for Canton, Ohio

Public Financing Opportunity

CITY & STATE

With projected net financing available of over $160M over the course of the project, public financing opportunities represent a significant component of the overall Capital Plan. There are three main components of the public financing opportunity: TDD Bonds, TIF Bonds and Production Tax Credits.

TDD BOND FINANCING

- Ohio Revised Code 715.014 allows for the creation of a “tourism development district” (TDD) at the HOFV site – currently at 100 acres and approved to expand to 600 acres
- The Hall of Fame Resort & Entertainment Company is allowed, within the TDD, the ability to “self-assess” taxes across all business activity within the established TDD boundaries for the following taxes:
  - Admissions and Parking tax
  - Gross Receipts tax
  - Hotel tax
  - Lease tax
- We intend to monetize these TDD revenue streams using a 30-year term, at an interest rate of ~6.5%
- In Phase I, the Company is already receiving TDD tax revenue for admissions, parking and gross receipts taxes

TAX INCREMENT FINANCING (TIF)

- Ohio Revised Code 5709.40 allows real property taxes generated from newly constructed property to be used to fund public infrastructure
- The City of Canton has allowed 75% of the TIF revenues to be pledged to a bond issue
- We intend to monetize these TIF revenue streams from newly constructed private assets, using a 30-year term, at interest rates ranging between 5.5% and 6.50%

PRODUCTION TAX CREDITS

- We have submitted an application to the State of Ohio for production tax credits in support of the local production and post-production services to create The Hall of Fame Experience

Note: Projected public financing opportunity preliminary estimate as of January 2019; subject to change. Actual results may differ materially from projections.

Jump back to slide

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HALL OF FAME RESORT & ENTERTAINMENT CO.

28 Existing and planned developments in Canton, Ohio , are located in a “qualified opportunity zone” (as defined in the 2017 Tax Cuts and Jobs Act ), which may provide certain investors significant benefits . 1 1 . This material is provided for informational purposes only and is not intended to provide, and should not be relied on for tax, legal or accounting advice . 2 . Tax Cuts and Jobs Act of 2017 . Investors who invest capital gains recognized from pass through entities including limited partnerships may, in certain circumstances, choose to begin their 180 - day period on either the last day of the entity's year (when the owner would be required to recognize the gain) or when the entity itself would begin the 180 - day period (generally the date the entity sold the capital gains property) . Special rules apply to certain types of capital gain, including capital gain realized on certain sales of real property . The Tax Cuts and Jobs Act of 2017 provides that the 180 - day period begins on the date of “sale,” while the proposed regulations issued by the IRS refer to the date on which the gain is “recognized . ” Created as part of the Tax Cuts and Jobs Act of 2017, the Qualified Opportunity Fund (“QOF”) Program is designed to encourage investment in low - income communities by offering tax incentives to investors who invest realized capital gains in QOFs Tax Component Details Tax Benefit Tax Deferral of Original Capital Gain ■ An investor who reinvests realized capital gains into a QOF generally within 180 days 2 may defer tax on such gains until the earliest of: — Sale of the QOF investment, — The occurrence of an “inclusion event”, or — December 31, 2026 ■ Deferral of capital gains ■ More immediate capital to start compounding Stepped - Up Basis on Original Capital Gain ■ If the investor holds the QOF for: — At least 5 years by December 31, 2026: receives basis step - up equal to 10% of deferred gain — At least 7 years by December 31, 2026: receives an additional basis step - up equal to 5% of deferred gain, resulting in a 15% total basis step - up ■ Tax reduction of deferred gain Stepped - Up Basis of QOF ■ If the investor holds the QOF for at least 10 years: — Receives step - up in basis to the fair market value of the QOF investment immediately prior to sale ■ No capital gains taxed upon sale of QOF Begin to Defer Taxes on Original Capital Gain: Invest recently realized capital gains into a QOF Year 0: 20 19 Stepped - up Basis on Original Gain: Investor receives a step - up in basis equal to 10% of the original investment Year 5: 2024 Stepped - up Basis on Original Gain: Investor receives an additional 5% step - up in basis, for an aggregate step - up equal to 15% of the original investment Tax Deferral on Original Gain Ends: Taxes are due at the earliest of the sale date, an inclusion event, or 12/31/2026 Year 7: 2026 Stepped - up Basis of QOF: Potential to eliminate all capital gains tax from the sale of the QOF Year 10: 2029 QUALIFIED OPPORTUNITY ZONE Investment Opportunity

29 Hall of Fame Village Gaming YOUTH SPORTS TOURNAMENTS In partnership with the NFL Alumni Association and regional tourism bureaus, we are targeting the development of Hall of Fame Huddle programs and other youth programming in NFL cities. TARGETING 32 NFL CITIES FUTURE DESTINATION ASSETS Targeting the development of future destination - themed assets , including live entertainment, gaming, dining & more all over the country alongside major NFL franchise cities . TARGETING EVERY NFL CITY Future Growth

30 GO - FORWARD STRATEGY • Building a world - class media team • Creating programming in four primary categories: FEATURE FILMS PRIMETIME TELEVISION FAMILY SHOWS KIDS PROGRAMMING • Continuing to advance content creation partnerships • Evolving a network of production and distribution partners OUR APPROACH Producing exclusive, football - focused programming • Live content has resulted in significant national broadcast coverage, including: • National High School Football Signing Day • The World Bowl High School All American Game • World Youth Football Championships • Future live content to include NFL Alumni Academy | | 3.4 5.1 6.6 11.0 14.0 14.5 2021 2022 2023 2024 2025 2026 - 0.8 - 0.3 0.4 4.1 6.6 6.6 2021 2022 2023 2024 2025 2026 ADJUSTED EBITDA 1 (M) REVENUE PROJECTIONS (M) CONTENT CREATION Hall of Fame Village Media (1) Projections; see use of Non - GAAP Financial measures on page 2

1. Ramsey, Eric. “The First $10 Billion In Expanded US Sports Betting Revenue Goes To …” Legal Sports Report, 19 Sept. 2019. INDUSTRY OUT L OOK • Since the US Supreme Court permitted states to legalize sports betting in May 2018, Americans have legally wagered more than $10 billion on sports. 1 • Sports betting is gaining traction with the NFL through official partnerships with gambling experts like Caesars Entertainment. OUR APPROACH • Poised to take advantage of existing brand partnerships and o ur own f antasy l eague and e G aming, all of which can be designed to accept sports wagering. • Exploring online partnerships in this space to take advantage of sports betting opportunities that can create a revenue stream immediately while awaiting legalization in Ohio. 31 SPORTS BETTING Hall of Fame Village Gaming

32 Thank You!